Supplement to the currently effective Statement of Additional Information of each of the listed portfolios:

DWS Investments VIT Funds DWS Equity 500 Index VIP DWS RREEF Real Estate Securities VIP	DWS Small Cap Index VIP

The following information replaces similar disclosure in the “Management of the Trust” section of the portfolios’ Statement of Additional Information:

Recordkeeping

Technically, the shareholders of the Portfolios of the Fund are the Participating Insurance Companies that offer the Portfolios as investment options for holders of certain variable annuity contracts and variable life insurance policies. Effectively, ownership of Portfolio shares is passed through to insurance company contract and policy holders. The holders of the shares of the Portfolios on the records of the Fund are the Participating Insurance Companies and no information concerning the Portfolio holdings of specific contract and policy holders is maintained by the Fund. The insurance companies place orders for the purchase and redemption of Portfolio shares with the Fund reflecting the investment of premiums paid, surrender and transfer requests and other matters on a net basis; they maintain all records of the transactions and holdings of Portfolio shares and distributions thereon for individual contract and policy holders; and they prepare and mail to contract and policy holders confirmations and periodic account statements reflecting such transactions and holdings.

The Portfolios of the Fund may compensate certain insurance companies for record keeping and other administrative services performed with regard to holdings of Class B (DWS RREEF Real Estate Securities VIP only) and Class B2 (Equity 500 Index VIP only) shares as an expense of the Class B (DWS RREEF Real Estate Securities VIP only) and Class B2 (Equity 500 Index VIP only) shares up to 0.15%. These fees are included within the “Other Expenses” category in the fee table for each portfolio in the Class B Shares Prospectus (see “How Much Investors Pay” in a Portfolio’s prospectus). In addition, the Advisor may, from time to time, pay from its own resources certain insurance companies for record keeping and other administrative services related to Class A, Class B and Class B2 (Equity 500 Index VIP only) shares of the Portfolios held by such insurance companies on behalf of their contract and policy holders.

Please Retain This Supplement for Future Reference

December 14, 2006	[LOGO]
DWS Scudder
Deutsche Bank Group